SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):         August 26, 1997
                                  ---------------

               UNITED STATES CELLULAR CORPORATION
- --------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Delaware                        1-9712                62-1147325
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(State or other              (Commission             (IRS Employer
jurisdiction of              File Number)          Identification No.)
incorporation)


8410 West Bryn Mawr, Ste. 700, Chicago, Illinois          60631
- --------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip code)


Registrant's telephone number,
including area code:  (773) 399-8900
                     -----------------------------------------------------------


                                       N/A
- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)


            The Exhibit Index is located on Page 4 of 4 Total Pages.





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Item 5.  Other Events
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         On August 26, 1997, United States Cellular  Corporation (the "Company")
completed the sale of its $250,000,000 principal amount of 7 1/4% Notes due August 15, 2007. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits certain documents relating to such sale.


Item 7.  Financial Statements, Pro Forma Financial Information
- --------------------------------------------------------------
and Exhibits
- ------------

(c)      Exhibits
         --------

                  The exhibits accompanying this report are listed in the accompanying Exhibit Index.









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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNITED STATES CELLULAR CORPORATION


                                             By:  /s/ Kenneth R. Meyers
                                             -----------------------------------
                                                  Kenneth R. Meyers
                                                  Senior Vice President
                                                     and Chief Financial Officer


Date:  August 28, 1997


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                                  EXHIBIT INDEX



          Exhibit
          Number           Description of Exhibit
          ------           ----------------------

            1              Underwriting Agreement, dated
                           August 21, 1997, between the
                           Company and Merrill Lynch & Co.,
                           Merrill Lynch, Pierce, Fenner &
                           Smith Incorporated

            4.1            Indenture, dated as of July 31,
                           1997, between the Company and The
                           First National Bank of Chicago,
                           as Trustee

            4.2            Form of Global Note





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